SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2004

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-h)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-18                  61-1430161
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2004


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2004


                             Payment Date: 11/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1-A-1      14,122,925.89    4.428000%        34,294.86     52,113.60       86,408.45       0.00       0.00
                        1-A-2       7,107,328.83    5.018000%        17,258.80     29,720.48       46,979.28       0.00       0.00
                        A-P            72,881.48    0.000000%           107.86          0.00          107.86       0.00       0.00
Residual                A-R                 0.00    4.625520%             0.00          0.12            0.12       0.00       0.00
                        2-A-1      17,737,078.53    5.024000%       328,691.81     74,259.24      402,951.04       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B-1         2,017,277.06    4.707345%         6,831.98      7,913.35       14,745.33       0.00       0.00
                        B-2         1,403,484.18    4.707345%         4,753.23      5,505.57       10,258.80       0.00       0.00
                        B-3           701,742.09    4.707345%         2,376.61      2,752.79        5,129.40       0.00       0.00
                        B-4           262,921.84    4.707345%           890.45      1,031.39        1,921.83       0.00       0.00
                        B-5           175,435.52    4.707345%           594.15        688.20        1,282.35       0.00       0.00
                        B-6           438,795.34    4.707345%         1,486.08      1,721.30        3,207.38       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         44,039,870.75     -              397,285.82    175,706.02      572,991.84     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1-A-1      14,088,631.04              0.00
                                1-A-2       7,090,070.02              0.00
                                A-P            72,773.62              0.00
Residual                        A-R                 0.00              0.00
                                2-A-1      17,408,386.72              0.00
--------------------------------------------------------------------------------
Subordinate                     B-1         2,010,445.08              0.00
                                B-2         1,398,730.95              0.00
                                B-3           699,365.48              0.00
                                B-4           262,031.39              0.00
                                B-5           174,841.37              0.00
                                B-6           437,309.25              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         43,642,584.93     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1-A-1  14,122,925.89     4.428000% 06050HQX9     0.163309      0.248160     67.088719
                           1-A-2   7,107,328.83     5.018000% 06050HQY7     0.163309      0.281226     67.088719
                           A-P        72,881.48     0.000000% 06050HQZ4     1.407142      0.000000    949.425791
Residual                   A-R             0.00     4.625520% 06050HRA8     0.000000      1.164737      0.000000
                           2-A-1  17,737,078.53     5.024000% 06050HRB6     6.272984      1.417215    332.233801
------------------------------------------------------------------------------------------------------------------------
Subordinate                B-1     2,017,277.06     4.707345% 06050HRC4     1.567686      1.815821    461.322874
                           B-2     1,403,484.18     4.707345% 06050HRD2     1.567686      1.815821    461.322874
                           B-3       701,742.09     4.707345% 06050HRE0     1.567686      1.815821    461.322874
                           B-4       262,921.84     4.707345% 06050HRF7     1.567686      1.815821    461.322874
                           B-5       175,435.52     4.707345% 06050HRG5     1.567686      1.815821    461.322874
                           B-6       438,795.34     4.707345% 06050HRH3     1.567686      1.815821    461.322876
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      44,039,870.75       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        25,216,861.70    18,425,723.15    43,642,584.85
Loan count                     57               37               94
Avg loan rate           5.954669%        6.277181%             6.09
Prepay amount           21,593.35       335,853.31       357,446.66

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        28,193.16        18,616.41        46,809.57
Sub servicer fees            0.00             0.00             0.00
Trustee fees                84.25            62.55           146.80


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           88.681529%           100.000000%             39,040,214.72
   -----------------------------------------------------------------------------
   Junior           11.318471%             0.000000%              4,982,723.53
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   469,749.42
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 1                   469,749.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount              572,991.84            572,991.84
Principal remittance amount              397,285.82            397,285.82
Interest remittance amount               175,706.02            175,706.02